United States
Securities and Exchange Commission
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

                             December 15, 2010
Date of Report (Date of earliest event reported)

Overseas Shipholding Group, Inc.
(Exact Name of Registrant as Specified in Charter)

              1-6479-1
Commission File Number

Delaware (State or other jurisdiction of incorporation or organization)	13-2637623 (I.R.S. Employer Identification Number)

666 Third Avenue

                     New York, New York  10017

(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code (212) 953-4100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 -	Other Events

Item 8.01	Other Events.

                    On December 15, 2010, Overseas Shipholding Group, Inc. (the "Registrant") posted on its website, www.osg.com, under the section titled Investor Relations – Webcasts and Presentations, an investor presentation dated December 15, 2010.  A copy of the presentation is hereby furnished to the Securities and Exchange Commission and is attached as Exhibit 99.

Section 9 -	Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

                  (d)                                 Exhibits

Exhibit No.	Description
99.1	Investor Presentation dated December 15, 2010

99.2	Appendix to Investor Presentation dated December 15, 2010

SIGNATURES

                    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OVERSEAS SHIPHOLDING GROUP, INC. (Registrant)

Date: December 20, 2010	By:	/s/James I. Edelson
	Name: Title:	James I. Edelson Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Investor Presentation dated December 15, 2010
99.2	Appendix to Investor Presentation dated December 15, 2010